Exhibit 99.1

NEWS RELEASE

Yak Communications Inc. Engages Investment Banking Firm

Miami, FL and Toronto, Ontario June 29, 2006 — Yak Communications Inc. (NasdaqNM:YAKC - News), a provider of legacy, dial around, and VoIP telephony services to residential and business customers, announced today that the Independent Committee of its Board of Directors has engaged the investment banking firm of Orion Securities Inc. to advise the Company with regard to its various strategic alternatives, including the potential sale of the Company to maximize shareholder value.

“Our Company has strong cash flows in its core operations, strong brand recognition, a significant loyal customer base, and a net cash position of over $10 million. This process is designed to try to deliver the value of the Company to our shareholders”, said Charles Zwebner, Chairman of the Board and Chief Executive Officer.

About Yak Communications

Yak Communications Inc. (NasdaqNM:YAKC - News) is an Integrated Communications Provider (ICP) offering residential long distance (1+, dial-around, calling cards and cellular long distance) and VoIP services to residential customers in Canada and the United States and a full array of telecommunications services to small and medium-sized businesses in Canada, including local lines, toll services and data services. Yak currently serves approximately 850,000 customers for its traditional telecom services. For more information, visit www.yak.com.

Forward Looking Statements

Statements contained in this news release, which are not strictly historical are forward looking within the meaning of the safe harbor clause of the Private Securities Litigation Reform Act of 1995. The Company makes these statements based on information available to it as of the date of this news release and assumes no responsibility to update or revise such forward-looking statements. Editors and investors are cautioned that forward-looking statements invoke risk and uncertainties that may cause the Company’s actual results to differ materially from such forward-looking statements.

Words such as “projects”, “believe”, “anticipates”, “estimate”, “plans”, “expect”, “intends”, and similar words and expressions are intended to identify forward-looking statements and are based on our current expectations, assumptions, and estimates about us and our industry. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although the Company believes that such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors, risks and uncertainties. These factors, risks and uncertainties include, without limitation, our ability to satisfactorily address any material weaknesses in our internal financial controls, our success in integrating the operations of any newly-acquired businesses, and associated reduction in costs, the successful implementation of our business plans including growth of existing product offerings, strategic acquisitions and development of broadband telephony products, the successful integration of new management team members, continued and increased demand for our services, the successful deployment of new equipment and realization of material savings therefrom, competition from larger and/or more experienced telecommunications providers, our ability to continue to develop our markets, general economic conditions, changes in governmental regulation, and other factors that may be more fully described in our literature and periodic filings with the Securities and Exchange Commission. You are urged to carefully review and consider these disclosures, which describe certain factors that affect our business.

Contact

Orion Securities Inc.

Greg Cameron

Vice President Investment Banking

1(416) 848 3643

gcameron@orionsecurities.ca

Yak Communications Inc.

Gary Clifford

Chair Independent Committee

1 (416) 418-9802

gary@garyclifford.ca